UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 20, 2014

Date of Report (date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01              Entry into a Material Definitive Agreement.

On May 20, 2014, Sanmina Corporation (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) by and among the Company, certain subsidiaries of the Company, as guarantors (the “Notes Guarantors”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers thereunder named in Schedule A thereto (collectively, the “Initial Purchasers”), pursuant to which the Initial Purchasers severally agreed to purchase from the Company $375,000,000 aggregate principal amount of its 4.375% Senior Secured Notes due 2019 in a private placement to the Initial Purchasers for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Act.  The transaction is expected to close on June 4, 2014, subject to the satisfaction of customary closing conditions.

The Purchase Agreement includes customary representations, warranties and covenants by the Company and the Notes Guarantors.  Under the terms of the Purchase Agreement, the Company and the Notes Guarantors have agreed to indemnify the Initial Purchasers against certain liabilities.

The Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.  The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement.

Item 8.01              Other Events.

On May 20, 2014, the Company issued a press release announcing that it has commenced a tender offer for any and all of its 7% Senior Notes due 2019 (the “7% Notes”), of which $500,000,000 aggregate principal amount is outstanding.  In connection with the tender offer for the 7% Notes, the Company is soliciting consents to proposed amendments that would, among other things, eliminate most of the covenants and certain events of default contained in the indenture governing the 7% Notes.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 20, 2014, the Company issued a press release announcing its intention to offer $350,000,000 aggregate principal amount of senior secured notes due 2019.  A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 20, 2014, the Company issued a press release announcing the pricing of its offering of $375,000,000 aggregate principal amount of its 4.375% Senior Secured Notes due 2019.  A copy of this press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits.

10.1

Purchase Agreement, dated as of May 20, 2014, by and among Sanmina Corporation, certain subsidiaries of Sanmina Corporation, as guarantors, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers.

99.1	Press release issued by Sanmina Corporation dated May 20, 2014, announcing tender offer and consent solicitation.
99.2	Press release issued by Sanmina Corporation dated May 20, 2014, announcing proposed offering of senior secured notes due 2019.
99.3	Press release issued by Sanmina Corporation dated May 20, 2014, announcing pricing of offering of 4.375% Senior Secured Notes due 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

Date: May 21, 2014	By:	/s/ ROBERT K. EULAU
	Name:	Robert K. Eulau
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Purchase Agreement, dated as of May 20, 2014, by and among Sanmina Corporation, certain subsidiaries of Sanmina Corporation, as guarantors, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers.

99.1	Press release issued by Sanmina Corporation dated May 20, 2014, announcing tender offer and consent solicitation.
99.2	Press release issued by Sanmina Corporation dated May 20, 2014, announcing proposed offering of senior secured notes due 2019.
99.3	Press release issued by Sanmina Corporation dated May 20, 2014, announcing pricing of offering of 4.375% Senior Secured Notes due 2019.